Exhibit 99.1

DUG EAST NOVEMBER 2013

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and the “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, and actual results, performance, distributions, events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed with the SEC, including MarkWest’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and MarkWest’s business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which MarkWest gathers, transports, processes, and/or fractionates; A reduction in the demand for the products MarkWest produces and sells; Financial credit risks / failure of customers to satisfy payment or other obligations under MarkWest’s contracts; Effects of MarkWest’s debt and other financial obligations, access to capital, or its future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting MarkWest’s operations, and adequate insurance coverage; Terrorist attacks directed at MarkWest facilities or related facilities; Changes in and impacts of laws and regulations affecting MarkWest operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define DCF as net income (loss) adjusted for (i) depreciation, amortization, impairment, and other non-cash expense; (ii) amortization of deferred financing costs and discount; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures, net of joint venture partner contributions. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, impairment, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-guarantor, consolidated subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We generally define Operating Income before Items Not Allocated to Segments as (i) revenue, excluding derivative gains and losses and adjusted for certain revenue deferral adjustments less; (ii) purchased product costs, excluding derivative gains and losses less; (iii) facility expenses, adjusted for certain non-cash items not allocated to segments and certain interest payments allocable to the segments less; ( iv) the portion allocable to non-controlling interests. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow, Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

Key Investment Considerations 4 High-Quality, Diversified Assets Proven Growth and Customer Satisfaction Substantial Growth Opportunities Strong Financial Profile Leading presence in major shale plays including Marcellus, Utica, Huron/Berea, Woodford, Haynesville and Granite Wash formation Largest processor in the Marcellus Shale Largest fractionator in the Northeast Over $9 billion of organic growth and acquisitions since IPO Over $6 billion invested in Marcellus and Utica since 2008 Received top ranking in EnergyPoint’s 2013 Midstream Customer Satisfaction survey 2014 growth capital forecast of $1.8 to $2.3 billion 22 major processing and fractionation projects under construction Long-term agreements with over 25 major producer customers Established relationships & joint venture partners No incentive distribution rights, which drives a lower cost of capital Distributions have increased by 240% (11.5% CAGR) since IPO Growing fee-based margin to over 70% for full-year 2014 Quarterly Distribution Growth of 240% Since IPO

MarkWest Assets: Expansion and Diversification 5 Liberty Largest processor and fractionator in the Marcellus Shale with over 1.8 Bcf/d of processing capacity and 98,000 Bbl/d of fractionation capacity. Growing to 3.7 Bcf/d of processing capacity and over 230,000 Bbl/d of fractionation capacity Utica Developing a leading position in the southern core of the Utica Shale with 385 MMcf/d of processing capacity. Growing to over 900 MMcf/d of processing capacity and nearly 140,000 Bbl/d of fractionation capacity Northeast Largest processor and fractionator in the southern Appalachian Basin Southwest Best-in-class midstream services in the Granite Wash, Haynesville, Woodford and Eagle Ford Shales and have over 1.6 Bcf/d of gathering capacity and 817 MMcf/d of processing capacity

U.S. Shale Plays are Driving Natural Gas Supply 6 EIA data concludes that natural gas supply will increase by approximately 25 percent by 2030 driven primarily by increased demand by power generation and transportation sectors. Essentially all of the supply increase will be met by shale gas production. By 2030 shale gas production will increase by 65% and will account for 48% of total U.S. natural gas supply Resource plays will continue to drive midstream investment for decades to come and MarkWest will continue to focus our investments in these areas Source: U.S. Energy Information Administration, Annual Energy Outlook 2013 Early Release 2013 36% 24% 1% 6% 7% 11% 15% 22% 4% 6% 5% 7% 8% 48% U.S. dry natural gas production (trillion cubic feet per year)

U.S. Shale Play Volume Growth 7 The Marcellus Shale is the largest producing gas field in North America Barnett Haynesville Marcellus Sources: LCI Energy Insight gross withdrawal estimates as of January 2013 and converted to dry gas estimates with EIA-calculated average gross-to-dry shrinkage factors by state and/or shale play. Woodford Eagle Ford Bakken

Growth Driven By Customer Satisfaction 8 MarkWest has received the top rating in three of the last four EnergyPoint Research surveys

Marcellus Segment 2014 Forecasted Segment Operating Income Key Considerations We are the largest processor of natural gas and fractionator of natural gas liquids in the Marcellus Shale Areas of Operation Southwest and Northwest Pennsylvania, Northern West Virginia Resource Plays Marcellus Shale Gathering 615 MMcf/d capacity Processing 1.8 Bcf/d cryogenic capacity Fractionation 98,000 Bbl/d C2+ capacity NGL Marketing & Storage NGL Marketing by truck and large-scale rail facility 90,000 Bbl NGL storage capacity with access to over 900,000 Bbls of propane storage Under Construction Processing 1.9 Bcf/d cryogenic capacity Fractionation 134,000 Bbl/d C2+ capacity NGL Transportation Extensive NGL gathering system with access to purity ethane projects Operate fully integrated gathering, processing, fractionation, storage and marketing operations 9

Marcellus: Current Processing Capacity of 1.8 Bcf/d

Growing to over 3.7 Bcf/d of processing capacity in the Marcellus Shale



3,500
3,000
2,500
2,000
1,500
1,000
500
0
Bluestone III
Houston IV
Majorsville VI
2015+
Bluestone II
Majorsville IV
Mobley IV
Sherwood IV, V
2014
Mobley III
Sherwood III
2013
Sarsen
Bluestone I
Houston I-III
Majorsville I-III, V
Mobley I, II
Sherwood I, II
Current
Processing Capacity (MMcf/d)
Current 2013 2014 2015+



Keystone
Blusetone I, II, II
Sarsen I
Mariner West
Mariner East
Pennsylvania
Houston I, II, III, IV
De-ethanization I
Hopedale
Fractionation &
marketing
facilities
Majorsville I, II, III, IV, V, VI
De-ethanization I, II
Mobley I, II, III, IV
Sherwood I, II, III, IV, V
De-ethanization, I
MWE PIPELINES UNDER CONSTRUCTION
MWE PURITY ETHANE PIPELINE
EPD ATEX PIPELINE
TEPPCO PIPELINE
SUNOCO PIPELINE

MARKWEST

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Areas of Operation Eastern Ohio Resource Plays Utica Shale Gathering 185 MMcf/d capacity Processing 385 MMcf/d capacity Utica Segment 11 Key Considerations We are developing a leading position in the southern core of the highly prospective Utica Shale We have partnered with The Energy & Minerals Group (EMG) to develop fully integrated gathering, processing, fractionation, storage and marketing operations 2014 Forecasted Segment Operating Income Under Construction Processing 600 MMcf/d cryogenic capacity 200 MMcf/d at Cadiz Complex 400 MMcf/d at Seneca Complex Fractionation 138,000 Bbl/d C2+ capacity NGL Transportation Extensive NGL gathering system, interconnects to TEPPCO and ATEX pipelines Marketing Large scale rail and truck loading in Harrison County, Ohio

Utica Processing Capacity 12 Cadiz Refrigeration Cadiz I & Seneca I Seneca II Cadiz II Seneca III 2014 2013 Current Growing to nearly 1 Bcf/d in the Utica Shale by the end of 2014

MWE NGL Pipelines Barbour Brooke Doddridge Hancock Harrison Marion Marshall Monongalia Ohio Pleasants Preston Ritchie Taylor Tyler Wetzel Wood Belmont Carroll Columbiana Coshocton Guernsey Harrison Holmes Mahoning Medina Monroe Morgan Muskingum Noble Portage Stark Summit Trumbull Tuscarawas Washington Wayne Allegheny Armstrong Beaver Butler Clarion Crawford Fayette Greene Lawrence Mercer Venango Washington Westmoreland West Virginia Ohio MWE Utica Counties MWE Marcellus Counties MWE Plants ATEX Express Pipeline TEPPCO Product Pipeline Jefferson Marcellus and Utica: 18 Major Projects Complete... Mariner Projects Rich Utica Rich Marcellus MWE Gathering Area 13 MWE Purity Ethane Pipeline ...21 Major projects under construction MOBLEY COMPLEX Mobley I & II – 320 MMcf/d – Complete Mobley III – 200 MMcf/d – 4Q13 Mobley IV – 200 MMcf/d – 4Q14 HOUSTON COMPLEX Houston I, II & III – 355 MMcf/d – Complete Houston IV – 200 MMcf/d – 1Q15 C3+ Fractionation – 60,000 Bbl/d – Complete De-ethanization – 38,000 Bbl/d – Complete SHERWOOD COMPLEX Sherwood I & II – 400 MMcf/d – Complete Sherwood III – 200 MMcf/d – 4Q13 Sherwood IV – 200 MMcf/d – 2Q14 Sherwood V – 200MMcf/d – 3Q14 De-ethanization – 38,000 Bbl/d – 1Q15 HOPEDALE FRACTIONATOR C3+ Fractionation – 60,000 Bbl/d – 1Q14 SENECA COMPLEX Seneca I – 200 MMcf/d – Complete Seneca II – 200 MMcf/d – 4Q13 Seneca III – 200 MMcf/d – 2Q14 De-ethanization – 38,000 Bbl/d – 4Q14 MAJORSVILLE COMPLEX Majorsville I - III – 470 MMcf/d – Complete Majorsville IV – 200 MMcf/d – 1Q14 Majorsville V – 200 MMcf/d – Complete Majorsville VI – 200 MMcf/d – 2016 De-ethanization I – 38,000 Bbl/d – 4Q13 De-ethanization II – 38,000 Bbl/d – TBD KEYSTONE COMPLEX Bluestone I & Sarsen I – 90 MMcf/d – Complete Bluestone II – 120 MMcf/d – 2Q14 Bluestone III – 200 MMcf/d – TBD De-ethanization – 10,000 Bbl/d – 2Q14 C3+ Fractionation – 10,000 Bbl/d –2Q14 CADIZ COMPLEX Cadiz I & Refrig – 185 MMcf/d – Complete Cadiz II – 200 MMcf/d – 3Q14 De-ethanization – 40,000 Bbl/d – 1Q14 MWE NGL/Purity Ethane Pipelines Under Construction

Fractionation, Storage and NGL Marketing Keystone Cadiz Seneca I Majorsville II Sherwood I Keystone Hopedale Growing to 370,000 Bbl/d of C2+ Fractionation in the Marcellus and Utica Shales with extensive NGL storage and liquids marketing capabilities 14

Northeast Ethane: Innovative Solutions MarkWest is currently operating the first large-scale de-ethanizer in the Northeast, a 38,000 Bbl/d facility at the Houston Complex, and will soon begin operations of a second 38,000 Bbl/d facility at the Majorsville complex MarkWest’s producer customers will have direct access the Mariner West, Mariner East and ATEX purity ethane pipeline projects Marcellus and Utica producers are expected to recover sufficient ethane to meet their firm downstream obligations and residue gas pipeline quality specifications Image Source: BENTEK and MarkWest 15 MarkWest’s fractionation solutions are a critical link to the successful development of ethane pipeline projects in the Northeast

Kinder Morgan/MarkWest Utica EMG – Joint Venture



Connectivity via Existing Pipeline Infrastructure
STA. 219
Proposed Kinder Morgan\MarkWest Utica EMG JV Plant
MLV 212
NGL Pipeline – 150 MBbl/d of capacity
TGP
1005 MILES
New JV Processing Facility, JV NGL Connection
JV would develop a large-scale processing complex in Tuscarawas County, OH and connect the complex to existing MarkWest Utica EMG infrastructure.
Joint Venture NGL Pipeline
Subject to FERC approval, the JV would convert over 1,000 miles of Kinder Morgan's existing 24- and 26-inch Tennessee Gas Pipeline (TGP) system currently in natural gas service to NGL service from Pennsylvania to Louisiana. The JV would also construct approximately 200 miles of similar diameter new pipeline from Natchitoches, LA to Mont Belvieu, TX.
Joint Venture Fractionation
Proposed JV fractionation facility with a third party that has existing facilities in Mont Belvieu.
STA. 40
200 Miles
MONT BELVIEU, TX
LEGEND
EXISTING TGP SYSTEM
EXISTING MWE NGL SYSTEM
CONVERTED YGRADE SYSTEM
NEW YGRADE PIPELINE
PLANT
PROPOSED KINDER MORGAN\MARKWEST UTICA EMG UTICA TO GULF COAST NGL PIPELINE

MARKWEST

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Keys to Success EXECUTE, EXECUTE, EXECUTE!!! 17

APPENDIX

Reconciliation of DCF and Distribution Coverage 19

Reconciliation of Adjusted EBITDA 20 Includes derivative activity related to interest expense, amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer.

Reconciliation of Net Operating Margin 21

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com